AGREEMENT AND PLAN OF SHARE EXCHANGE
                      ------------------------------------
          This AGREEMENT AND PLAN OF SHARE EXCHANGE is made as of the 3rd day of April, 2000

AMONG:

MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC., a Nevada corporation ("Merlin International")

AND:

MERLIN  SOFTWARE  TECHNOLOGIES  INC.,  a  Nevada  corporation

("Merlin")

(Merlin International and Merlin are collectively referred to as the "Constituent Corporations")

AND:

CERTAIN SHAREHOLDERS OF MERLIN, whose names are set forth on Exhibit A to this Agreement

(  "Principal  Vendors")

A. Merlin is engaged in the business of the development and sale of Linux based software applications and intends to conduct its business pursuant to the Business Plan (the "Merlin Business") as set forth in Exhibit A attached to the Information Circular, dated April 3, 2000;

B. Merlin International wishes to acquire all the issued and outstanding common shares (an aggregate of 7,986,665), warrants (an aggregate of 86,665) and stock options (an aggregate of 781,000) of Merlin in exchange for common shares, warrants and stock options of Merlin International, and Merlin wishes to become the wholly owned subsidiary of Merlin International;

C. Merlin and Merlin International have entered into a letter agreement, dated January 14, 2000, pursuant to which Merlin International has agreed to acquire all of the issued and outstanding common shares, warrants and stock options of Merlin, subject to the approval of all the shareholders of Merlin (the "Merlin Shareholders"), in exchange for an equal number of common shares, warrants and stock options of Merlin International;

D. Each of the Constituent Corporations has, subject to the approval of the Merlin Shareholders, adopted the statutory plan of share exchange embodied in this Agreement (the "Share Exchange");

E. The parties intend to make certain representations, warranties, covenants, and agreements in connection with the Share Exchange; and

F.          The  Share Exchange is intended to qualify as a reorganization under
Section  368(a)(1)(B)  of  the  Internal  Revenue  Code  (the  "Code").
          NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Constituent Corporations and the Principal Vendors do hereby agree to the Share Exchange, on the terms and conditions herein provided, as follows:

1.     THE  SHARE  EXCHANGE.

1.1 Share Exchange between Merlin International and Merlin. On the Effective Date (as defined herein), by virtue of the Share Exchange and without any action on the part of the Merlin Shareholders, all of the then outstanding common shares and warrants of Merlin as set forth on Exhibit B (collectively, the "Merlin Shares") shall be exchanged as follows:

(a) all of the Merlin Shares (an aggregate of 7,986,665) shall be exchanged for an equal number of common shares of Merlin International (the "Exchange Shares") (one (1) Exchange Share for each Merlin Share at the deemed value of $0.01 per Exchange Share);

(b) all outstanding warrants (an aggregate of 86,665) of Merlin shall be exchanged for an equal number of warrants of Merlin International (one (1) warrant for each warrant or stock option of Merlin);

(c) all outstanding stock options (an aggregate of 781,000) of Merlin shall be exchanged for an equal number of stock options of Merlin International (one
(1) stock option of Merlin International for one (1) option of Merlin). The options of Merlin International will have the terms and conditions set forth in each of the stock option agreements entered into between Merlin and each one of the individuals listed in Exhibit D;

(d) each common share held by Merlin as treasury stock immediately prior to the Effective Time (as defined herein) shall be cancelled and no payment shall be made with respect to such common shares;

(e) this Agreement, once executed, shall act without more, as evidence of the transfer of the Merlin Shares to Merlin International, subject to the terms and conditions set forth in this Agreement; and

(f) prior to the Effective Time, Merlin International shall appoint an agent (the "Exchange Agent") for the purpose of exchanging certificates representing the Merlin Shares for the Exchange Shares. Promptly after the Effective Time,

Merlin International will send, or will cause the Exchange Agent to send, to each Merlin Shareholder at the Effective Time, a letter of transmittal for use in such exchange, which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the certificates representing Merlin Shares to the Exchange Agent.

1.2 Shares Not Registered. The Merlin Shareholders and the Principal Vendors each acknowledge that the Exchange Shares to be issued pursuant to the Share Exchange have not been registered pursuant to the securities laws of any jurisdiction and are being issued pursuant to exemptions from registration contained in the Securities Act (British Columbia)(the "B.C. Securities Act") and the United States Securities Act of 1933, as amended (the "1933 Act"), and the Exchange Shares may only be sold in a jurisdiction in accordance with the restrictions on resale prescribed under the laws of the jurisdiction in which such shares are sold, all of which may vary depending on the jurisdiction.

          Each of the Merlin Shareholders is aware that Merlin International is not a "reporting issuer" as defined in the B.C. Securities Act and as a consequence the Exchange Shares are restricted from transfer within the province of British Columbia indefinitely or for a period of twelve (12) months after Merlin International becomes a "reporting issuer." Further, each of the shareholders of Merlin is aware that Merlin International has no obligation or present intention of becoming a "reporting issuer" in the Province of British Columbia and as a result, any shareholders of Merlin who are British Columbia residents may require an exemption order from the British Columbia Securities Commission in order to resell their Exchange Shares.

1.3 Exchange Shares Fully Paid and Non-assessable. The Exchange Shares will be issued from the treasury of Merlin International as fully paid and non-assessable shares and shall be free and clear of all liens, charges and encumbrances, except as set forth herein.

2.     EFFECTIVE  DATE.

2.1 Articles of Share Exchange. As soon as practicable after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Share Exchange, Merlin International and Merlin will file Articles of Share Exchange in substantially the form attached hereto as Exhibit C (the "Articles of Share Exchange") with the Secretary of State of Nevada and make all other filings or recordings required by Nevada law in connection with the Share Exchange.

2.2 Effective Date of Share Exchange. The "Effective Date" of the Share Exchange shall be, and such term as used herein shall mean, 5:00 p.m., Pacific Standard Time (the "Effective Time"), on the day on which the Articles of Share Exchange are filed in the office of the Secretary of State of Nevada, after satisfaction of the requirements of applicable laws of the state's prerequisites to such filings.

2.3 Effect of Share Exchange. From and after the Effective Time, Merlin International shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of Merlin, all as provided under Nevada and other applicable law.

3.     DELIVERIES  ON  OR  BEFORE  THE  EFFECTIVE  DATE.

3.1 Deliveries by the Merlin Shareholders. On or before the Effective Date, the Principal Vendors and Merlin will deliver to Merlin International:

(a) a certificate in the form attached hereto as Exhibit E that the form of written consent has been sent to all of the Merlin Shareholders;

(b) satisfactory proof that the issued and outstanding Merlin Shares on the Effective Date have been duly issued and registered to the Merlin Shareholders;

(c) certified copies of resolutions of the directors of Merlin authorizing the transfer of the Merlin Shares subject to the relevant stock transfer forms being duly stamped and the registration of the Merlin Shares in the name of Merlin International and authorizing the issue of new share certificates representing such common shares in the name of Merlin International;

(d) all books, records and accounts of Merlin and any other information necessary for Merlin International to operate and manage the business of and the assets owned by Merlin;

(e)     the  common  seal(s)  of  Merlin,  if  any;

(f) satisfactory evidence that the directors of Merlin and the Merlin Shareholders have approved the transfer of the Merlin Shares to Merlin International;

(g) necessary approvals from Merlin and any third parties as may be required have been obtained and are in full force and effect with respect to the transfer of all the Merlin Shares to Merlin International as contemplated herein; and

(h) such other documents and instruments as counsel for Merlin International may reasonably require to effectuate or evidence the transactions contemplated hereby.

3.2 Deliveries by Merlin International. On or before the Effective Date, Merlin International will deliver to Merlin:

(a) satisfactory evidence that the directors of Merlin International have approved the transactions contemplated herein;

(b) satisfactory proof that the issued and outstanding shares of Merlin International on the Effective Date have been duly issued and registered to the shareholders set forth on Exhibit B attached hereto;

(c) certified copies of resolutions of the directors of Merlin International authorizing the issue of new share certificates representing the Exchange Shares in the name of each Merlin Shareholder;

(d) all necessary approvals from Merlin International and any third parties as may be required have been obtained and are in full force and effect with respect to the issuance of all the Exchange Shares or Merlin International to the Merlin Shareholders as contemplated herein; and

(e) such other documents and instruments as counsel for Merlin may reasonably require to effectuate or evidence the transactions contemplated hereby.

4.     MERLIN  AND  PRINCIPAL  VENDORS'  REPRESENTATIONS  AND  WARRANTIES

4.1 Merlin and the Principal Vendors represent and warrant to Merlin International as of the date hereof and on the Effective Date that:

(a) Merlin is a corporation validly existing and in good standing under the laws of the State of Nevada. Merlin has the power and authority to carry on the Merlin Business as it is now conducted and to own the assets it now owns;

(b) the Merlin Shareholders set forth on Exhibit B own the number of Merlin Shares indicated, free and clear of any claim, security interest, mortgage, pledge, or other lien or encumbrance of any kind whatsoever. Except as set forth on Exhibit B or otherwise described in this Agreement, there are no outstanding options, agreements, contracts, calls or commitments of any character which would require the issuance by Merlin of any additional common shares in the capital of Merlin;

(c) the execution, delivery and performance of this Agreement have been duly and validly authorized and approved by Merlin's board of directors, and Merlin has the corporate power and authority to execute, deliver and perform this Agreement and such other instruments as appropriate to consummate the transactions herein contemplated, to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Merlin hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of Merlin, and is enforceable against Merlin in accordance with its terms, except as the enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally or court applied equitable remedies. Merlin's execution, delivery and performance of this Agreement do not (i) conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation or bylaws of Merlin or any judgment, order, injunction, decree, regulation or ruling of any court or other governmental authority to which Merlin is subject or of any agreement or contract listed on any schedule delivered pursuant hereto or any other material agreement or contract to which Merlin is a party or is subject, or constitute a default thereunder, or (ii) give to others any rights of termination or cancellation of any agreement or contract listed on any schedule delivered pursuant hereto or any other material agreement or contract to which Merlin is a party or is subject, or (iii) create any lien or encumbrance upon the assets of Merlin, or (iv) require the consent, authorization or approval of any governmental agency, body, official or authority;

(d) neither Merlin nor the Principal Vendors are aware of nor has either failed to disclosed to Merlin International any change, event or circumstance which would adversely affect the Merlin Business or the assets of Merlin or prospects, operation or condition of Merlin or which would reasonably be considered to reduce the value of the Merlin Business or the value of Merlin Shares to Merlin International;

(e) neither Merlin nor the Principal Vendors have made any untrue statement to Merlin International nor has either failed to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being materially false or misleading in the circumstances in which it was made;

(f) the Merlin financial statements for the year ended December 31, 1999 (the "Financial Statements") are true and correct in every material respect and present fairly the financial position of Merlin as of the dates of such statements, and the results of its operations for the periods then ended and are prepared in accordance with generally accepted accounting principles applied on a consistent basis except as specifically provided therein;

(g) all of the assets of Merlin are in good working order and to the best of the Principal Vendors' knowledge contain no latent defects;

(h) the Principal Vendors have disclosed all contracts, engagements and commitments, whether oral or written, relating to Merlin;

(i) all licenses, permits, approvals, consents, certificates, registrations and authorizations required in the ordinary course of the Merlin Business or in the use of the assets of Merlin have been obtained and are in good standing and are not terminable on the basis of a transfer in ownership of the Merlin Shares;

(j) each Principal Vendor has the full and absolute right, power and authority to enter into this Agreement on the terms and subject to the conditions herein set forth, to carry out the transactions contemplated hereby and to transfer on the Effective Date, legal and beneficial title and ownership of his or her portion of the Merlin Shares to Merlin International;

(k) the authorized capital of Merlin consists of 50,000,000 common shares with a par value of $0.001, of which a total of 7,986,665 common shares have been validly issued, are outstanding and are fully paid and non-assessable;

(l) all alterations, if any, to the Articles of Incorporation of Merlin since its incorporation have been duly approved by the shareholders of Merlin;

(m) the corporate records of Merlin, as required to be maintained by it under its statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and reflect all material transactions of Merlin;

(n) Merlin has good and marketable title to all of its assets, and such asses are free and clear of any financial encumbrances not disclosed in the Financial Statements of Merlin;

(o) Merlin has filed all necessary tax returns in all jurisdictions required to be filed by it, all returns affecting workers compensation with the appropriate agency, corporation capital tax returns, if required, and any other material reports and information required to be filed by Merlin with any governmental authority; Merlin has withheld and remitted to tax collection authorities such taxes as are required by law to be withheld and remitted as and when due; Merlin has paid all income, sales and capital taxes payable by it as and when due; Merlin has paid all installments of corporate taxes due and payable, and there is not presently outstanding nor does Merlin expect to receive any notice of re-assessment from any applicable tax collecting authority;

(p) Merlin has not declared or paid any dividends of any kind or declared or made any other distributions of any kind whatsoever including, without limitation, by way of redemption, repurchase or reduction of its authorized capital;

(q) there has been no material adverse change in the financial condition and position of Merlin and no damage, loss destruction or other change in circumstances materially affecting the business, property or assets of Merlin or its right or capacity to carry on business since the date of the Financial
Statements  of  Merlin;

(r) after the date of the Financial Statements of Merlin, Merlin has not engaged in any transaction or made any disbursement or assumed or incurred any liability or obligation or made any commitment, including, without limitation, any forward purchase commitment or similar obligation, to make any expenditure which would materially affect its operations, property, assets or financial condition;

(s) Merlin has not waived or surrendered any right of substantial value and has not made any gift of money or of any of its property or assets. Merlin has carried on business in the normal course;

(t) Merlin is not in default under or in breach of, or would, after notice or lapse of time or both, be in default under any contract, agreement, indenture or other instrument to which it is a party or by which it is bound;

(u) there are no claims threatened or against or affecting Merlin nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting Merlin, at law or in equity, before or by any court, administrative agency or other tribunal or any governmental authority; and

(v) neither Merlin nor any of the Principal Vendors are aware of any infringement by Merlin of any registered patent, trademark or copyright.

5.     MERLIN  INTERNATIONAL  REPRESENTATIONS  AND  WARRANTIES

5.1 Merlin International represents and warrants to Merlin and the Merlin Shareholders as of the date hereof and on the Effective Date that:

(a) Merlin International is a corporation validly existing and in good standing under the laws of the State of Nevada. Merlin International has the power and authority to carry on the Merlin International business as it is now conducted;

(b) the execution, delivery and performance of this Agreement have been duly and validly authorized and approved by Merlin International board of directors, and Merlin International has the corporate power and authority to execute, deliver and perform this Agreement and such other instruments as appropriate to consummate the transactions herein contemplated, to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Merlin International hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of Merlin International, and is enforceable against Merlin International in accordance with its terms, except as the enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally or court applied equitable remedies. Merlin International's execution, delivery and performance of this Agreement do not (i) conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation or bylaws of Merlin International or any judgment, order, injunction, decree, regulation or ruling of any court or other governmental authority to which Merlin International is subject or of any agreement or contract listed on any schedule delivered pursuant hereto or any other material agreement or contract to which Merlin International is a party or is subject, or constitute a default thereunder, or (ii) give to others any rights of termination or cancellation of any agreement or contract listed on any schedule delivered pursuant hereto or any other material agreement or contract to which Merlin International is a party or is subject, or (iii) create any lien or encumbrance upon the assets of Merlin International, or (iv) require the consent, authorization or approval of any governmental agency, body, official or authority;

(c) Merlin International has filed with all applicable securities and regulatory authorities (including exchanges and markets) all information and documents required to be filed with such authorities (the "Public Record") and the statements set forth in the Public Record are true, correct and complete and do not contain any misrepresentation as of the date made and Merlin International has not filed any confidential material change reports or similar reports;

(d) there has not been any adverse material change in the business, operations or affairs, financial or otherwise, of Merlin International since December 31, 1999, being the date of the last audited financial statements of Merlin International;

(e) the Exchange Shares when issued will be issued as fully paid and non-assessable shares free and clear of all liens, charges, claims or encumbrances;

(f) Merlin International has been approved for trading on the National Association of Securities Dealers Over-the-Counter Bulletin Board (the "OTC BB") and is eligible for quotation on the OTC BB as of the Effective Date;

(g) as of the Effective Date, the authorized capital of Merlin International consists of 50,000,000 common shares with par value of $0.001 per common share;

(h) as of the Effective Date, 4,450,025 common shares were issued and outstanding and have been validly issued and are fully paid and non-assessable;

(i) Merlin International is not aware nor has it failed to disclose to Merlin and the Merlin Shareholders any change, event or circumstance which would adversely affect the Exchange Shares or the prospects, operation or condition of Merlin International or which would reasonably be considered to reduce the value of the Exchange Shares;

(j) Merlin International has not made any untrue statement to the Principal Vendors nor has it failed to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being false or misleading in the circumstances in which it was made;

(k) the Merlin International audited financial statement for the year ended December 31, 1999 (the "Merlin International Financial Statements"), are true and correct in every material respect and present fairly the financial position of Merlin International as of the dates of such statements, and the results of its operations for the periods then ended and are prepared in accordance with generally accepted accounting principles applied on a consistent basis with that of the previous year except as specifically provided therein;

(l) Merlin International has disclosed all contracts, engagements and commitments, whether oral or written, relating to Merlin International;

(m) all licenses, permits, approvals, consents, certificates, registrations and authorizations required in the ordinary course of Merlin International's business or in the use of the assets of Merlin International have been obtained and are in good standing and are not terminable on the basis of the transactions contemplated herein;

(n) Merlin International has the full and absolute right, power and authority to enter into this Agreement on the terms and subject to the conditions herein set forth, to carry out the transactions contemplated hereby;

(o) all alterations, if any, to the Articles of Incorporation of Merlin International since its incorporation have been duly approved by the shareholders of Merlin International;

(p) the corporate records of Merlin International, as required to be maintained by it under its statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and reflect all material transactions of Merlin International;

(q) Merlin International has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances not disclosed in the Merlin International Financial Statements;

(r) Merlin International has filed all necessary tax returns in all jurisdictions required to be filed by it, all returns affecting workers compensation with the appropriate agency, corporation capital tax returns, if required, and any other material reports and information required to be filed by Merlin International with any governmental authority; Merlin International has paid all income, sales and capital taxes payable by it as and when due; Merlin International has withheld and remitted to tax collection authorities such taxes as are required by law to be withheld and remitted as and when due; Merlin International has paid all installments of corporate taxes due and payable, and there is not presently outstanding nor does Merlin International expect to receive any notice of re-assessment from any applicable tax collecting authority;

(s) Merlin International has not declared or paid any dividends of any kind or declared or made any other distributions of any kind whatsoever including, without limitation, by way of redemption, repurchase or reduction of its authorized capital, except as has been described to the Principal Vendors and Merlin;

(t) there has been no material adverse change in the financial condition and position of Merlin International and no damage, loss destruction or other change in circumstances materially affecting the business, property or assets of Merlin International or its right or capacity to carry on business since the date of the Merlin International Financial Statements;

(u) after the date of the Merlin International Financial Statements, Merlin International has not engaged in any transaction or made any disbursement or assumed or incurred any liability or obligation or made any commitment, including, without limitation, any forward purchase commitment or similar obligation, to make any expenditure which would materially affect its operations, property, assets or financial condition;

(v) Merlin International has not waived or surrendered any right of substantial value and has not made any gift of money or any of its property or assets. Merlin International has carried on business in the normal course;

(w) Merlin International is not in default under or in breach of, or would, after notice or lapse of time or both, be in default under any contract, agreement indenture or other instrument to which it is a party or by which it is bound;

(x)     there  are  no  claims  threatened  or  against  or  affecting  Merlin
International nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting Merlin International, at law or in equity, before or by any court, administrative agency or other tribunal or any governmental authority; and

(y) there are no outstanding options, agreements, contracts, calls or commitments of any character which would require the issuance by Merlin International of any common shares in the capital of Merlin International.

6.     CONDITIONS  PRECEDENT  AND  TERMINATION.

6.1 Merlin Conditions Precedent. The obligations of Merlin to close hereunder are subject to satisfaction of the following conditions on or before the Effective Date:

(a) all agreements, obligations, covenants and conditions, required by this Agreement to be performed or complied with by Merlin International prior to or at the Effective Date hereunder, shall have been so performed or complied with by Merlin International;

(b) the representations and warranties of Merlin International shall have been true at the time made and shall be true as at the Effective Date;

(c) there shall have been no adverse material change in the business, operations or affairs, financial or otherwise, of Merlin International since the date of this Agreement;

(d) all of the transactions contemplated by this Agreement shall have been approved, as required, by the shareholders and the directors of Merlin International; and

(e) on or before Effective Date, Merlin International shall have delivered to Merlin a Statutory Declaration of an officer or director of Merlin International certifying the truth, accuracy and correctness of the Merlin
International  representations  and  warranties  contained  in  this  Agreement.

6.2 Merlin International Conditions Precedent. The obligations of Merlin International to close hereunder are subject to satisfaction of the following conditions on or before the Effective Date:

(a) Merlin and the Principal Vendors shareholders shall have satisfied all of their respective covenants as contemplated herein;

(b) the representations and warranties of Merlin and the Principal Vendors shall be true and correct on and as of the Effective Date;

(c) all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by Merlin and the Principal Vendors prior to or at the Effective Date hereunder shall have been so performed or complied with by them;

(d) all parties whose consents are necessary to the assignment of any of the contracts, lease or other agreements to Merlin International shall have granted their consents thereto, including without limitation, the landlord under any lease of the business premises of Merlin;

(e) no event shall have occurred, which materially and adversely affects the value of the Merlin assets or the ability of Merlin to carry on the Merlin Business as presently conducted or contemplated, and which, in the good faith and judgment of Merlin International, renders it unadvisable to proceed with the filing of the Articles of Share Exchange;

(f) all of the transactions contemplated by this Agreement shall have been approved, as required, by the Merlin Shareholders and the directors of Merlin; and

(g) on or before the Effective Date, Merlin shall have delivered to Merlin International a Statutory Declaration of an officer or director of Merlin certifying the truth, accuracy and correctness of the Merlin representations and warranties contained in this Agreement.

6.3 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Share Exchange abandoned:

(a) upon written notice at any time prior to the Effective Date by mutual consent of the Constituent Corporations;

(b) if holders of all of the Merlin Shareholders shall not vote in favor of, or consent to, the Share Exchange; or

(c) if there exists a suit, action, or other proceeding commenced, pending or threatened, before any court or other governmental agency of the federal or state government, in which it is sought to restrain, prohibit or otherwise adversely affect the consummation of the Share Exchange contemplated hereby.

In exercising their rights under this Section 6.3, each of the Constituent Corporations may act by its Board of Directors, and such rights may be so exercised, notwithstanding the prior approval of this Agreement by the Merlin Shareholders.

7.     MODIFICATION

7.1 Notwithstanding anything contained in this Agreement, this Agreement may be amended or modified in writing at any time prior to the Effective Date; provided that, an amendment made subsequent to the adoption of this Agreement by the Merlin Shareholders shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Constituent Corporations; (2) alter or change any term of the Articles of

Incorporation of a Constituent Corporation; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of the Constituent Corporations; provided, however, the Constituent Corporations may by agreement in writing extend the time for performance of, or waive compliance with, the conditions or agreements set forth herein.

7.2 In exercising their rights under this Section 7, each of the Constituent Corporations may act by its Board of Directors, and such rights may be so exercised, notwithstanding the prior approval of this Agreement by the Merlin Shareholders.

8.     TAX  COMPLIANCE

8.1     Each  of  the  Constituent  Corporations  shall:

(a) keep its records and file in connection with its federal and state income tax returns all such information as may be required by Treas. Reg.
Section  1.368-3;

(b) for federal and state income tax purposes report the share exchange as qualifying as a reorganization under Section 368(a)(1)(B) of the Code;

(c) refrain from taking any position in connection with its federal or any state income tax liability that would be inconsistent with such qualification; and

(d) comply with all the requirements of Section 368(a)(1)(B) applicable to such corporation.

9.     INDEMNIFICATION

9.1 Indemnification by Principal Vendors. The Principal Vendors will indemnify and hold harmless Merlin International from any liabilities relating to the Merlin Shares and Merlin accruing up to and including the day before the Effective Date and in particular, will ensure that Merlin has paid all wages, holiday pay, income tax, Pension Plan, Unemployment Insurance and other compensation payable to or related to the employees.

9.2 Indemnification by Merlin International. Merlin International will indemnify and hold the Principal Vendors and the Merlin Shareholders harmless from any liabilities relating to the Exchange Shares and Merlin International accruing up to and including the day before the Effective Date and in particular, will ensure that Merlin International has paid all wages, holiday pay, income tax, Pension Plan, Unemployment Insurance and other compensation payable to or related to the employees; and

10.     MISCELLANEOUS

10.1 Share Exchange. This Agreement supersedes all prior agreements, written and oral, concerning the matters contained herein.

10.2 Successors. This Agreement shall be binding upon and inure to the benefit of the heirs and successors of each of the parties. None of the party may assign this Agreement without the prior written consent of the other party.

10.3 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada. Each of Merlin International and Merlin acknowledge that it was represented by competent legal counsel or advised to seek legal counsel in the review of the terms and conditions set forth in this Agreement and the other documents relating to this transaction, including, but not limited to, the documents attached as exhibits to this Agreement, and, therefore, neither this Agreement nor any of the other documents shall be construed against any party as the drafter.

10.4 Counterparts. This Agreement may be executed in multiple counterparts, including facsimile counterparts, that when taken together shall constitute a single instrument; provided that original signed counterpart copies are delivered to each party.

10.5 Public Announcements. No party hereto shall make any public announcement or disclosure of the terms or conditions of this Agreement without the prior written consent of the other parties, except that any parties' approval shall not be required as to any statements or other information which may be required to make pursuant to any rule or regulation of the any competent securities commissions or otherwise required by law.

10.6 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any or the terms or provisions of this Agreement.

10.7 Severability. Any provision of this Agreement which is found to be contrary to Nevada law or otherwise unenforceable shall not affect the remaining terms of this Agreement, which shall be construed in such event as if the unenforceable provision were absent from this Agreement.

10.8 Notices. All notices, requests and other communications from any of the parties hereto to the other shall be in writing and shall be considered to have been duly given or served when (i) personally delivered, (ii) when received if delivered by confirmed facsimile transmission, air courier or other comparable delivery service, or (iii) on the third day after deposit in the United States mail, certified or registered, return receipt requested, postage prepaid, addressed to the party at their address set forth on the signature page below, or to such other address as such party may hereafter designate by written notice.

10.9 Attorneys' Fees. In the event of any dispute hereunder between the parties hereto, the party prevailing in any litigation instituted hereunder shall be entitled to recover from the other its costs and expenses thereof including, specifically, its reasonable attorneys' fees.

10.10 Jurisdiction and Venue. Any litigation instituted hereunder shall be venue in the appropriate state or federal courts in Las Vegas, Nevada, as to which jurisdiction Merlin International and Merlin hereby consent.
The parties have executed this Agreement as of the day and year first above written.

MERLIN  SOFTWARE  TECHNOLOGIES
INTERNATIONAL,  INC.

By:  /s/ Martin Holt
Its:  Director

Address:     3675  Pecos-McLeod,  Suite  1400
             Las  Vegas,  NV  89121

MERLIN  SOFTWARE  TECHNOLOGIES  INC.

By:  /s/ Robert Heller
Its:  President and Chief Executive Officer

Address:     Suite  420  -  6450  Roberts  Street
             Burnaby,  B.C.  V5G  4B1

PRINCIPAL  VENDORS


/s/ Robert Heller       /s/ Gary Heller
ROBERT  HELLER          GARY  HELLER


/s/ Shelley Montgomery
SHELLEY  MONTGOMERY

                                    EXHIBIT A
                                    ---------
                            LIST OF PRINCIPAL VENDORS
                            -------------------------

Robert  Heller
Gary  Heller
Shelley  Montgomery

                                    EXHIBIT B
                                    ---------
                 LIST OF MERLIN SHAREHOLDERS AND WARRANT HOLDERS
                 -----------------------------------------------


NAME                 SHARES    WARRANTS
------------------  ---------  --------

Anita Chan . . . .     40,000
                    ---------
Jean Chao. . . . .     10,000
                    ---------
Wayne Cooper . . .     20,000
                    ---------
Alan Debou . . . .    400,000
                    ---------
Ronnie Doman . . .    100,000
                    ---------
Kwok Fong. . . . .     10,000
                    ---------
John Foster. . . .     25,000
                    ---------
Patrick Fung . . .     10,000
                    ---------
Rangit Gill. . . .     10,000
                    ---------
Eric Gilstead. . .    250,000
                    ---------
Gregory Greatrex .      3,000
                    ---------
Andrew Heller. . .      2,500
                    ---------
Darcy Heller . . .      2,500
                    ---------
Gary Heller. . . .  2,500,000
                    ---------
Robert Heller. . .  2,350,000
                    ---------
Sidney Heller. . .      3,000
                    ---------
Yan Hsiao. . . . .     10,000
                    ---------
Allan Johnson. . .     10,000
                    ---------
Shayda Kassam. . .     20,000
                    ---------
Austin Kay . . . .     20,000
                    ---------
Janet Lim. . . . .     20,000
                    ---------
Daniel Maarsman. .    310,000
                    ---------
Larry Madore . . .      2,000
                    ---------
Jon Martin . . . .    101,000
                    ---------
Shelley Montgomery  1,040,000
                    ---------
Christopher Mybung      1,000
                    ---------
William Nigus. . .      4,000
                    ---------
Paolo Rubino . . .     10,000
                    ---------
Chrissie Simpson .      5,000
                    ---------
Jim Simpson. . . .      2,500
                    ---------
Margaret Simpson .      2,500
                    ---------
Rory Stowell . . .     30,000
                    ---------
Chin Chong Tai . .     30,000
                    ---------
Keith Tapp . . . .    400,000
                    ---------
Chester Thorton. .     50,000
                    ---------
Malek Vnani. . . .     10,000
                    ---------
Tasneem Virani . .     36,000
                    ---------
Wade Willis. . . .     40,000
                    ---------
Chen Tao Wu. . . .     10,000
                    ---------
David Fendick. . .      3,333     3,333
                    ---------  --------
Henry Tai. . . . .      3,333     3,333
                    ---------  --------
Gerry Wittenberg .     13,333    13,333
                    ---------  --------
Joseph Kathy . . .      3,333     3,333
                    ---------  --------
Larry Ltd. . . . .      6,667     6,667
                    ---------  --------
Marie Murdoch. . .      3,333     3,333
                    ---------  --------
Catherine Shore. .      3,333     3,333
                    ---------  --------
Gilbert Schneider.      3,333     3,333
                    ---------  --------
Ted Maudsley . . .      6,667     6,667
                    ---------  --------
Mike Tapp. . . . .      6,667     6,667
                    ---------  --------
Keith Tapp . . . .     33,333    33,333
------------------  ---------  --------

                                    EXHIBIT C
                                    ---------
                           ARTICLES OF SHARE EXCHANGE
                           --------------------------

                                   (Attached)

                                    EXHIBIT D
                                    ---------
                            OPTIONS GRANTED BY MERLIN
                            -------------------------

                    NUMBER OF
OPTIONEE             OPTIONS   EXERCISE PRICE
------------------  ---------  --------------

William Negus. . .     40,000  US$1.00
                    ---------  --------------
Patricia Negus . .     40,000  US$1.00
                    ---------  --------------
Gary Heller. . . .    150,000  US$1.00
                    ---------  --------------
Shelley Montgomery    150,000  US$1.00
                    ---------  --------------
Robert Heller. . .    150,000  US$1.00
                    ---------  --------------
Chang-Cheng Chao .     24,000  US$1.00
                    ---------  --------------
Dae Kyung Kim. . .     24,000  US$1.00
                    ---------  --------------
Douglas West . . .    100,000  US$1.00
                    ---------  --------------
William Heller . .     16,000  US$1.00
                    ---------  --------------
Alastair King. . .     10,000  US$1.00
                    ---------  --------------
Crystal Gross. . .     24,000  US$1.00
                    ---------  --------------
Alireza Ahmadi . .     24,000  US$1.00
                    ---------  --------------
Brandon Montgomery      8,000  US$1.00
                    ---------  --------------
Haide-Anne James .      1,000  US$1.00
                    ---------  --------------
Hank Barber. . . .     20,000  US$1.00
------------------  ---------  --------------

                                    EXHIBIT E
                                    ---------
                  CERTIFICATE OF CONSENT OF MERLIN SHAREHOLDERS
                  ---------------------------------------------